Exhibit 99

Form 4 Joint Filer Information


Name:

DOLPHIN COMMUNICATIONS FUND, L.P.
DOLPHIN COMMUNICATIONS PARALLEL FUND, L.P.
DOLPHIN COMMUNICATIONS FUND II, L.P.
DOLPHIN COMMUNICATIONS PARALLEL FUND II
(NETHERLANDS), L.P.
DOLPHIN COMMUNICATIONS, L.P.
DOLPHIN COMMUNICATIONS II, L.P.
DOLPHIN COMMUNICATIONS I, L.L.C.
DOLPHIN COMMUNICATIONS, L.L.C.




Address:	750 Lexington Avenue
		16th Floor
		New York, NY 10022

Designated Filer: Richard J. Brekka

Issuer & Ticker Symbol: VitalStream Holdings, Inc. (VSTH)

Date of Event Requiring Statement: 2/17/06


Signature:


DOLPHIN COMMUNICATIONS FUND, L.P.
By: Dolphin Communications, L.P.,
Its General Partner
By: Dolphin Communications I, L.L.C.,
Its General Partner
By: /s/ Richard Brekka
Name: Richard J. Brekka
Title: President

DOLPHIN COMMUNICATIONS PARALLEL FUND, L.P.
By: Dolphin Communications, L.P.,
Its General Partner
By: Dolphin Communications I, L.L.C.,
Its General Partner
By: /s/ Richard Brekka
Name: Richard J. Brekka
Title: President

DOLPHIN COMMUNICATIONS FUND II, L.P.
By: Dolphin Communications II, L.P.,
Its General Partner
By: Dolphin Communications, L.L.C.,
Its General Partner
By: /s/ Richard Brekka
Name: Richard J. Brekka
Title: President

DOLPHIN COMMUNICATIONS PARALLEL FUND
II (NETHERLANDS), L.P.
By: Dolphin Communications II, L.P.,
Its General Partner
By: Dolphin Communications, L.L.C.,
Its General Partner
By: /s/ Richard Brekka
Name: Richard J. Brekka
Title: President

DOLPHIN COMMUNICATIONS, L.P.
By: Dolphin Communications I, L.L.C.,
Its General Partner
By: /s/ Richard Brekka
Name: Richard J. Brekka
Title: President

DOLPHIN COMMUNICATIONS I, L.L.C.
By: /s/ Richard Brekka
Name: Richard J. Brekka
Title: Managing Member

DOLPHIN COMMUNICATIONS II, L.P.
By: Dolphin Communications, L.L.C.,
Its General Partner
By: /s/ Richard Brekka
Name: Richard J. Brekka
Title: President

DOLPHIN COMMUNICATIONS, L.L.C.
By: /s/ Richard Brekka
Name: Richard J. Brekka
Title: Managing Member